UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Exchange Act of 1934 (Amendment No. )

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NetApp, Inc.

(Name of Registrant as Specified In Its Charter)

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COMPUTERSHARE C/O NETAPP, INC. 2 NORTH LASALLE STREET, 3RD FLOOR CHICAGO, IL 60602 Your Vote Counts! NETAPP, INC. 2026 Annual Meeting Vote by September 8, 2026 11:59 PM ET T01666-P54598 You invested in NETAPP, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on September 9, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 26, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* September 9, 2026 3:30 p.m. Pacific Time Virtually at: www.virtualshareholdermeeting.com/NTAP2026 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

	Voting Items	Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	T. Michael Nevens	For
1b.	Deepak Ahuja	For
1c.	Paul Fipps	For
1d.	Anders Gustafsson	For
1e.	Gerald Held	For
1f.	Deborah L. Kerr	For
1g.	George Kurian	For
1h.	Carrie Palin	For
1i.	Frank Pelzer	For
1j.	June Yang	For
2.	To approve, on a nonbinding advisory basis, the compensation paid to our named executive officers ("Say-on-Pay Vote").	For
3.	To ratify the selection of Deloitte & Touche LLP as NetApp's independent registered public accounting firm for the fiscal year ending April 30, 2027.	For
4.	To approve an amendment to NetApp's Certificate of Incorporation to reflect recently changed Delaware law provisions regarding officer exculpation.	For
5.	To approve a stockholder proposal regarding the process for stockholder action by written consent.	Against

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T01667-P54598